SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2003

Bear Stearns Asset Backed Securities, Inc.

(Exact name of registrant specified in Charter)

Delaware	333-91334	13-3836437

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, NY	10179

(Address of principal executive offices)	Zip Code

Registrant's telephone, including area code: (212) 272-2000

Not Applicable

(Former name and former address, if changed since last report)

ITEM 5.     Other Events*

Filing of Certain Materials

          Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Bear Stearns Asset Backed Securities, Inc. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Irwin Whole Loan Home Equity Trust 2003-B, Home Equity Loan-Backed Notes, Series 2003-B (the “Notes”).

Incorporation of Certain Documents by Reference

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 26, 2002; Commission File No. 1-10777), the unaudited consolidated financial statements of the Enhancer and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended March 31, 2002 (which was filed with the Commission on May 13, 2002), the unaudited consolidated financial statements of the Enhancer and subsidiaries as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Commission on August 14, 2002), the unaudited consolidated financial statements of the Enhancer and subsidiaries as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2002 (which was filed with the Commission on November 14, 2002) and the Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002, November 20, 2002, January 24, 2003, February 28, 2003 and March 4, 2003 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Irwin Whole Loan Home Equity Trust 2003-B, Home Equity Loan-Backed Notes, Series 2003-B, and shall be deemed to be part hereof and thereof.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 25, 2003 and the prospectus supplement date February 25, 2003, of Bear Stearns Asset Backed Securities, Inc., relating to its Irwin Whole Loan Home Equity Trust 2003-B, Home Equity Loan-Backed Notes, Series 2003-B.

          In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP (“KPMG”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.

ITEM 7.     Financial Statements and Exhibits

                   (a)       Not applicable.

                    (b)      Not applicable.

                    (c)      Exhibits:

                              23.1            Consent of KPMG

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2003	BEAR STEARNS ASSET BACKED SECURITIES, INC. By: /s/ Jonathan Lieberman Name: Jonathan Lieberman Title: Senior Managing Director

INDEX TO EXHIBITS

Exhibit No. (23.1)	Description Consent of KPMG